UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

301 Binney Street

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

On October 14, 2020, the Company issued two press releases announcing the topline data from the Company’s IW-6463 Translational Pharmacology Study and its olinciguat Phase 2 STRONG-SCD study in patients with SCD. Copies of the press releases regarding IW-6463 and olinciguat are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated by reference to this Current Report on Form 8-K.

The Company will host a conference call to discuss the topline results from the IW-6463 translational pharmacology study on October 14, 2020 at 8:30 a.m. Eastern Time.  A copy of the conference call presentation materials is attached hereto as Exhibit 99.3 and is incorporated by reference to this Current Report on Form 8-K.  The presentation materials are also available on the “Investors & Media” page of the Company’s website at https://ir.cyclerion.com/news-events/news-releases.

All information included in the press releases and the investor presentation is presented as of the respective dates thereof, and the Company assumes no obligation to correct or update such information in the future.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release of Cyclerion Therapeutics, Inc. dated October 14, 2020
99.2	Press Release of Cyclerion Therapeutics, Inc. dated October 14, 2020
99.3	Investor Presentation of Cyclerion Therapeutics, Inc. dated October 14, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: October 14, 2020	By:	/s/ William I. Huyett
		Name:	William I. Huyett
		Title:	Chief Financial Officer

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